                                                                      EXHIBIT 21

                         ENITY NAME                                              OWNER                            % OF OWNERSHIP
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
Bayonne Cogeneration Facility (QF NJ)                   Cogen Technologies Venture                                      100
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Bergen Point Energy Company, L.L.C. (CA)                East Coast Power, L.L.C.                                        100
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Camden Cogen, LP (DE)                                   Cogen Technologies Camden GP, Limited Partnership (DE)          100
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Camden Cogeneration Facility (QF NJ)                    Camden Cogen, LP                                                100
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Chelton Service Company, L.L.C. (NJ)                    East Coast Power, L.L.C.                                        100
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Cogen Technologies Camden GP, Limited Partnership (DE)  East Coast Power Camden GP, LLC                                  81.94
                                                        East Coast Power Camden LP, LLC                                  18.055
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Cogen Technologies Linden Venture, LP (DE)              Cogen Technologies Linden, Ltd.                                Varies
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Cogen Technologies Linden, Ltd. (TX)                    East Coast Power Linden GP, LLC                 (GP)             99
                                                        East Coast Power Linden LP, LLC                 (LP)              1
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Cogen Technologies Venture (NJ JV)                      East Coast Power Bayonne GP, LLC                (GP)             91.75
                                                        CPN Bayonne, L.L.C.                             (GP)              7.5
                                                        TEVCO/Mission Bayonne Partnership               (GP)               .75
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CPN Bayonne, L.L.C. (DE)                                East Coast Power, L.L.C.                                        100
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East Coast Power Bayonne GP, LLC (DE)                   East Coast Power, L.L.C.                                        100
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East Coast Power Camden GP, LLC (DE)                    East Coast Power, L.L.C.                                        100
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East Coast Power Camden LP, LLC (DE)                    East Coast Power, L.L.C.                                        100
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East Coast Power Linden GP, LLC                         East Coast Power Linden Holding, LLC                             99
                                                        East Coast Power Linden, Inc.                                     1
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East Coast Power Linden Holding, LLC (DE)               East Coast Power, L.L.C.                                        100
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East Coast Power Linden LP, LLC                         East Coast Power Linden Holding, LLC                            100
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East Coast Power Linden, Inc.                           East Coast Power Linden Holding, LLC                            100
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East Coast Power, L.L.C.                                Mesquite Investors, L.L.C.                                       98.01
                                                        Bonneville Pacific Corporation                                     .99
                                                        Unaffiliated Parties                                              1
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Empire Energy Supply, L.L.C. (DE)                       East Coast Power, L.L.C.                                        100
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Linden Cogeneration Facility (QF NJ)                    Cogen Technologies Linden Venture, LP                           100
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Orange Service Company, L.L.C. (NJ)                     East Coast Power, L.L.C.                                        100
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TEVCO/Mission Bayonne Partnership (DE GP)               TM Bayonne, L.L.C.                                               50
                                                        Bergen Point Energy Company, L.L.C.                              50
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TM Bayonne, L.L.C. (DE)                                 East Coast Power, L.L.C.                                        100
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